UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 30, 2012
Date of Report (Date of earliest event reported)

DOUBLE CFROWN RESOURCRES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53380	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2312 N. GREEN VALLEY PKWY SUITE 1026 HENDERSON, NEVADA 89014	89014
(Address of principal executive offices)	(Zip Code)

(707) 961-6016
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01   Changes in Registrant's Certifying Accountant

Double Crown Resources, Inc., a Nevada corporation (the “Company”) has engaged Cronin and Company (“C&C”) as its principal independent registered public accounting firm effective May 30, 2012.  Concurrent with this appointment, the Company has accepted the resignation of Seale and Beers, CPA (“Seale & Beers”), effective May 30, 2012. The decision to change its principal independent registered public accounting firm has been approved by the Company’s board of directors.

The report of Seale & Beers on the Company’s financial statements for fiscal years ended December  31, 2010 and December 31, 2011 (which included the balance sheet as of December 31, 2011 and the statement of operations, cash flows and stockholders’ equity for the period from inception through December 31, 2011), did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.  During the Company’s fiscal year ended December 31, 2011, and during the subsequent period through to the date of Seale & Beers' resignation, there were no disagreements between the Company and Seale & Beers, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Seale & Beers, would have caused Seale & Beers to make reference thereto in its report on the Company’s audited financial statements.

The Company has provided Seale & Beers with a copy of this Current Report on Form 8-K and has requested that Seale & Beers furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Seale & Beers agrees with the statements made in this Current Report on Form 8-K with respect to Seale & Beers and, if not, stating the aspects with which they do not agree.  The Company has received the requested letter from Seale & Beers wherein they have confirmed their agreement to the Company’s disclosures in this Current Report with respect to Seale & Beers.  A copy of Seale & Beers' letter has been filed as an exhibit to this Current Report.

In connection with the Company’s appointment of C&C as the Company’s principal registered accounting firm at this time, the Company has not consulted C&C on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company’s financial statements. C&C are located at 1574 East Nest Circle, Winter Springs, FL 32708.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

16.1	Letter of Seale & Beers, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUBLE CROWN RESOURCES INC.

DATE: June 4, 2012	By:	/s/David Figueiredo
Name: David Figueiredo
Title: President/Chief Executive Officer